UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 26, 2004

Anika Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 New Boston Street, Woburn, Massachusetts		01801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 932-6616

Item 5:  Other Events and Required FD Disclosure.

On July 26, 2004, Anika Therapeutics, Inc. issued a press release (“Press Release”) announcing the signing of an exclusive worldwide development and commercialization partnership with the Ortho Neutrogena Division of Ortho-McNeil Pharmaceutical, Inc., for its hyaluronic acid based cosmetic tissue augmentation therapy.  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

Exhibit No.	Description
99.1	Press Release issued by Anika Therapeutics, Inc. on July 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANIKA THERAPEUTICS, INC.

July 26, 2004	By:	/s/ William J. Knight
William J. Knight
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Anika Therapeutics, Inc. dated July 26, 2004